SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


    Date of report (Date of earliest event reported): December 3, 2001


                           AIMCO PROPERTIES, L.P.
                           ----------------------
           (Exact name of registrant as specified in its charter)


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               Delaware                            1-24497                       84-1275621
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
  (State or other jurisdiction of              (Commission                    (IRS Employer
          incorporation or                    File Number)                 Identification No.)
           organization)

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         COLORADO CENTER, TOWER TWO, 2000 SOUTH COLORADO BOULEVARD,
                    SUITE 2-1000, DENVER, CO 80222-4348
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            (Address of principal executive offices) (Zip Code)

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Registrant's telephone number, including area code:           (303) 757-8101



                               NOT APPLICABLE
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       (Former name or former address, if changed since last report)





ITEM 5.  OTHER EVENTS.

         On December 3, 2001, Apartment Investment and Management Company ("AIMCO"), Casden Properties Inc. ("Casden") and XYZ Holdings LLC entered into an Agreement and Plan of Merger (the "Merger Agreement") pursuant to which AIMCO will acquire Casden in a merger (the "Merger"). AIMCO, Casden and certain related parties have entered into a series of related transactions described in the Merger Agreement and the other agreements attached hereto as exhibits.

         The Merger Agreement and related agreements filed with this Current Report on Form 8-K as Exhibits 2.1, 10.1, 10.2 and 10.3, respectively, are incorporated by reference into this Item 5.

         On December 4, 2001, AIMCO issued a press release relating to the Merger and the related transactions, which is also filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference into this Item 5.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)                        Exhibits

                  The following exhibits are filed with this report:

                  2.1 Agreement and Plan of Merger, dated as of December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, Casden Properties Inc., a Maryland corporation, and XYZ Holdings LLC, a Delaware limited liability company (Incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

                  10.1 Consent and Voting Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and certain stockholders of Casden Properties Inc., a Maryland corporation, and Casden Park La Brea Inc., a Maryland corporation, set forth on the signature pages thereto (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

                  10.2 Master Indemnification Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and AIMCO Properties, L.P., a Delaware limited partnership, and XYZ Holdings LLC, a Delaware limited liability company, and the other parties signatory thereto (Incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

                  10.3 Tax Indemnification and Contest Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and National Partnership Investments Corp., a California corporation, and XYZ Holdings LLC, a Delaware limited liability company, and the other parties signatory thereto (Incorporated herein by reference to Exhibit
                           10.3 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

                  99.1 Press Release of Apartment Investment and Management Company dated December 4, 2001 (Incorporated herein by reference to Exhibit
                           99.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).




                                 SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   AIMCO PROPERTIES, L.P.


Date:   December 6, 2001           By:  AIMCO-GP, Inc, its General Partner

                                         /s/ PAUL J. McAULIFFE
                                         --------------------------------------
                                         Paul J. McAuliffe
                                         Executive Vice President,
                                         Chief Financial Officer
                                         (duly authorized officer and principal
                                         financial officer)

                                   By:  /s/ THOMAS C. NOVOSEL
                                        ---------------------------------------
                                         Thomas C. Novosel
                                         Senior Vice President, Chief
                                         Accounting Officer





                EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

Exhibit No.                Description
-----------                -----------

2.1 Agreement and Plan of Merger, dated as of December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, Casden Properties Inc., a Maryland corporation, and XYZ Holdings LLC, a Delaware limited liability company (Incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

10.1 Consent and Voting Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and certain stockholders of Casden Properties Inc., a Maryland corporation, and Casden Park La Brea Inc., a Maryland corporation, set forth on the signature pages thereto (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

10.2 Master Indemnification Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and AIMCO Properties, L.P., a Delaware limited partnership, and XYZ Holdings LLC, a Delaware limited liability company, and the other parties signatory thereto (Incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

10.3 Tax Indemnification and Contest Agreement, dated December 3, 2001, by and among Apartment Investment and Management Company, a Maryland corporation, and National Partnership Investments Corp., a California corporation, and XYZ Holdings LLC, a Delaware limited liability company, and the other parties signatory thereto (Incorporated herein by reference to Exhibit
                           10.3 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).

99.1 Press Release of Apartment Investment and Management Company dated December 4, 2001 (Incorporated herein by reference to Exhibit
                           99.1 to the Current Report on Form 8-K filed by Apartment Investment Management Company, dated December 6, 2001).